          As filed with the Securities and Exchange Commission on June 2, 2000

                                                   Registration No. 333-________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               GENSYM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                                              04-2932756
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

125 CAMBRIDGEPARK DRIVE, CAMBRIDGE, MA                          02140
(Address of Principal Executive Offices)                      (Zip Code)

                       1995 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                                PATRICK COURTIN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               GENSYM CORPORATION
                            125 CAMBRIDGEPARK DRIVE
                              CAMBRIDGE, MA  02140
                    (Name and Address of Agent for Service)

                                 (617) 547-2500
         (Telephone Number, Including Area Code, of Agent for Service)

                                    CALCULATION OF REGISTRATION FEE
========================================================================================================
       Title of
      Securities                                Offering                                 Amount of
        to be                Amount              Price          Aggregate Offering      Registration
      Registered        to be Registered       Per Share              Price                  Fee
----------------------  -----------------  ------------------  --------------------  -------------------
--------------------------------------------------------------------------------------------------------
Common Stock,            200,000 shares             $3.375(1)           $675,000(1)             $179
 $.01 par value
--------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee and based upon the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on May 30, 2000 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.

================================================================================

                    STATEMENT OF INCORPORATION BY REFERENCE

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-03857) filed by the Registrant on May 16, 1996 and the Registration Statement on Form S-8 (File No. 333-53455) filed by the Registrant on May 22, 1998, relating to the Registrant's 1995 Employee Stock Purchase Plan, with the following exception of
Part II, Item 5 thereof, which is amended and restated in its entirety as follows:

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts on June 1, 2000.

                                  GENSYM CORPORATION

                                  By: /s/ Patrick Courtin
                                      ------------------------------------
                                      Patrick Courtin
                                      President and Chief Executive Officer


                        POWER OF ATTORNEY AND SIGNATURES

We, the undersigned officers and directors of Gensym Corporation, hereby severally constitute and appoint Patrick Courtin and Jeffrey Weber, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Gensym Corporation to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                            Title                      Date

/s/ Patrick Courtin                    President, Chief Executive     June 1, 2000
----------------------------           Officer and Director
Patrick Courtin                        (Principal Executive Officer)

/s/ Jeffrey A. Weber                   Chief Financial Officer,       June 1, 2000
----------------------------           (Principal Executive Officer)
Jeffrey A. Weber                       and Principal Accounting
                                       Officer)

/s/ Robert A. Degan                    Director                       June 1, 2000
----------------------------
Robert A. Degan

                                       Director                       June 1, 2000
----------------------------
Barry R. Gorsun


/s/ Lowell B. Hawkinson                Director                       June 1, 2000
-----------------------------
Lowell B. Hawkinson


                                       Director                       June 1, 2000
-----------------------------
Theodore G. Johnson


                                       Director                       June 1, 2000
------------------------------
John A. Shane


/s/ Thomas E. Swithenbank              Director                       June 1, 2000
------------------------------
Thomas E. Swithenbank

                                 EXHIBIT INDEX

Exhibit
 Number                  Description
--------                 -----------

3.1 (1)   Amended and Restated Certificate of Incorporation of Registrant

3.2 (1)   Amended and Restated By-Laws of the Registrant

4.1 (2)   Specimen certificate for shares of the Registrant's common stock.

5.1       Opinion of Hale and Dorr LLP.

23.1      Consent of Hale and Dorr LLP (included in Exhibit 5.1).

23.2      Consent of Arthur Andersen LLP.

24.1      Power of Attorney (included in page II-6).



______________________________________________________________________________
(1) Incorporated herein by reference from the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.
(2) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1, as amended (File No. 33-80727).